The Boston Trust & Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Small Cap Fund

Walden Small Cap Innovations Fund

Supplement dated March 28, 2016 to the

Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2015

Effective April 1, 2016, the Boston Trust Small Cap Fund and the Walden Small Cap Innovations Fund will no longer be closed to new investors.  Accordingly, all references to the Funds being “closed to new investors” in the Prospectus and Statement of Additional Information are deleted in their entirety.

Please retain this supplement for future reference.

This Supplement, and the Prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2015, provide relevant information for all shareholders and should be retained for future reference.  The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.